EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Mojo Data Solutions, Inc. (the “Company”), on Form 10-Q for the period ended September 30, 2018, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Daniel Sobolewski, Interim Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 16, 2019	By:	/s/ Daniel Sobolewski
Daniel Sobolewski
Interim Chief Financial Officer, Mojo Data Solutions, Inc.